Exhibit 10 c
THIS AGREEMENT made the 21st day of  December, 2000
AMONG:
SYSCAN INTERNATIONAL INC.
("Secured Party")

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AXYN CANADA CORPORATION
("Pledgor")
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OSLER, HOSKIN & HARCOURT, LLP
("Escrow Agent")


WHEREAS pursuant to a Loan Agreement made the 21st day of
December, 2000 (the "Agreement") between Secured Party and
Pledgor, the Pledgor agreed to repay certain sums to the Secured
Party.
AND WHEREAS the Agreement provides that Pledgor and Secured Party shall enter into this Agreement and further provides that Pledgor shall deliver certificates for 5,000,000 shares in the Secured
Party to the Escrow Agent to be held on the terms and subject to the conditions hereinafter set forth and described;
AND WHEREAS the shares so delivered to the Escrow Agent are hereinafter referred to as the "Escrowed Shares".
AND WHEREAS the Escrow Agent has agreed to act as the escrow agent for the Escrowed Shares on the terms and conditions
hereinafter set forth:
AND WHEREAS all capitalized terms used herein, unless otherwise specifically defined herein, shall have the respective meaning attributed to them in the Agreement.
NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the mutual covenants and agreements herein contained and the completion of the transaction contemplated in the Agreement, the parties hereto covenant and agree as follows:
ARTICLE 1
DEPOSIT AND ESCROW
1.1	Deposit
Pledgor hereby confirms the deposit with the Escrow Agent of the Escrowed Shares and the Escrow Agent hereby acknowledges receipt of the same and agrees to hold the same for Secured Party upon the terms set out below.
1.2	Escrow
For a period from the date of this agreement until the earliest of the events described in Section 2.1 to occur, the Escrow Agent shall hold the Escrowed Shares.
ARTICLE 2
RELEASE OF ESCROWED FUNDS
2.1	Release
The Escrow Agent shall release to the Pledgor the Escrowed Shares upon receipt by the Secured Party of the Principal Amount and interest pursuant to the Agreement.
Where satisfactory evidence of default under the Agreement is provided to the Escrow Agent, the Escrowed Shares shall be delivered by the Escrow Agent to the Secured Party.
2.2	Mutual Direction
Notwithstanding any other provisions of this agreement, the
Escrow Agent shall be entitled to deal with the Escrowed Shares, or any part thereof, at any time in accordance with written directions from Pledgor and Secured Party jointly.
2.3	Termination
This agreement shall terminate and cease to be of any further force and effect when the Escrow Agent shall have disposed of all of the Escrowed Shares in accordance with the provisions hereof.
ARTICLE 3
ESCROW AGENT
3.1	Term of Assignment
The acceptance by the Escrow Agent of its duties and obligations under this agreement is subject to the following terms and conditions:
(a)	the Escrow Agent shall be protected in acting upon any
written notice, request, waiver, consent, receipt, certificate or other paper or document furnished to it which it in good faith believes to be genuine;
(b)	except for its acts of negligence or misconduct, the Escrow
Agent shall not be liable for any act done or step taken or
omitted by it in good faith;
(c)	the Escrow Agent may consult with and obtain advice from
legal counsel or such other experts as required, in the event of any question as to any of the provisions hereof or its duties hereunder, and it shall incur no liability and shall be fully protected in acting in good faith in accordance with the opinion and instructions of such counsel; and the cost of such services shall be added to and be part of the Escrow Agent's expenses hereunder;
(d)	the Escrow Agent shall have no duties except those which are expressly set forth herein, and it shall not be bound by any notice of a claim or demand with respect thereto, or any waiver, modification, amendment, termination or rescission of this agreement, unless received by it in writing, and signed by the authorized representatives of both Secured Party and Pledgor and, if the duties of the Escrow Agent herein are affected, unless it shall have given its prior written consent hereto; and
(e)	if the Escrow Agent should wish to resign, it shall give at
least 90 days prior written notice to Secured Party and Pledgor, whereupon Secured Party and Pledgor may jointly in writing appoint another Escrow Agent in its place and such appointment shall be binding on both Secured Party and Pledgor and the Escrow Agent so appointed shall assume and be bound by the obligations of the Escrow Agent hereunder.
3.2	Indemnity
Pledgor agrees to indemnify and save harmless the Escrow Agent from and against any and all liabilities and claims (including reasonable legal fees) incurred by or made against the Escrow
Agent in respect of any action or thing it may take or do or omit to take or do in connection with this agreement, except pursuant to its own negligence or misconduct.
3.3	Court Direction
In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from any parties hereto or from a third person with respect to any matter arising pursuant to this agreement which, in its opinion, are in conflict with any provision of this agreement, it shall be entitled to refrain from taking any action (other than to keep safely the Escrowed Shares) until it shall be directed otherwise in writing by representatives of both Secured Party and Pledgor or by a certified order or judgment of a court of competent jurisdiction from which no further appeal may be taken.
3.4	Notice
Any direction, notice or other document required or permitted to be given to Pledgor hereunder shall be in writing and may be given by delivering the same, by sending the same by telecommunication, or by sending the same by registered mail addressed to Pledgor as follows:
	Axyn Canada:
2 Gurdwara Road
Suite 208
NEPEAN  ON  K2E 1A2
Phone:		(613) 727 2996
Fax:		(613) 727 3781

Any direction, notice or other document required or permitted to be given to Secured Party hereunder shall be in writing and may be given by delivering the same, by sending the same by
telecommunication or by mailing the same by registered mail
addressed to Secured Party as follows:
	Syscan International Inc.:
208 Migneron
ST. LAURENT  QUE  H4T 1Y7
Phone:		(514) 521 0482
Fax:


Any direction, notice or other document required or permitted to be given to the Escrow Agent hereunder shall be in writing and may be given by delivering the same, by sending the same by telecommunication, with an originally signed copy to follow by registered mail, or by mailing the same by registered mail addressed to the Escrow Agent as follows:
Kenneth L. W. Boland,
Osler, Hoskin & Harcourt, LLP
Suite 1500,
50 O'Connor Street,
Ottawa, Ontario K1P 6L2
	Fax:	(613) 235-2867

Any such direction, notice or other document if delivered shall be deemed to have been given on the date on which it was delivered if transmitted by telecommunication shall be deemed to have been given at the opening of business in the office of the addressee on the business day next following the transmission thereof, and if mailed on the fifth business day following such mailing. In this paragraph, "business day" means any day except Saturday, Sunday or a statutory holiday.
Any party hereto may change its address for service from time to time by notice given to the other parties hereto in accordance with the foregoing.
3.5	Expenses
It is hereby agreed by the parties hereto that the costs, expenses and charges and reasonable fees of the Escrow Agent shall be borne by the Pledgor.
3.6	Governing Law
This agreement shall be governed by the laws of the Province of
Ontario.
3.7	Gender and Number
In this agreement, words importing the singular include the plural and vice versa and words importing a specific gender include all genders.
3.8	Headings
The division of this agreement into Articles and Sections and the insertion of an index and headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.
3.9	Enurement
This agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, legal personal representatives, successors and assigns.

IN WITNESS WHEREOF this agreement has been executed by the parties hereto.


SYSCAN INTERNATIONAL INC.


By:




Name:



Title:





AXYN CANADA CORPORATION


By:




Name:



Title:


OSLER, HOSKIN & HARCOURT, LLP


By:




Name: Kenneth L.W. Boland





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